Gains or losses on non-current assets held for sale not classified as discontinued operations (Tables)	12 Months Ended
Dec. 31, 2018
Non-current assets held for sale
Schedule of gains or losses on non-current assets held for sale that were not classified as discontinued operations

	Million of euros
Net balance	2018	2017	2016

Tangible assets	(123)	(195)	(141)
Impairment (Note 12)	(259)	(306)	(212)
Gain (loss) on sale (Note 12)	136	111	71
Other gains and other losses	—	(8)	—
	(123)	(203)	(141)